UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): October 3, 2003
                                                          ---------------



                               ROSS SYSTEMS, INC.
                              --------------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                                 ---------------
                 (State or other jurisdiction of incorporation)


                  0-19092                                   94-2170198
         ---------------------------               ----------------------------
         (Commission File Number)              (IRS Employer Identification No.)


            Two Concourse Parkway, Suite 800, Atlanta, Georgia 30328
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  770-351-9600
                      -------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  Other Events and Required FD Disclosure

     On September 4, 2003, chinadotcom corporation, CDC Software Holdings, Inc. and Ross Systems, Inc. (collectively, the "Parties") entered into an Agreement and plan of Merger (the "Merger Agreement") providing for the merger (the "Merger") of CDC Software Holdings, Inc. with and into Ross Systems, Inc., with Ross Systems, Inc. surviving as a wholly owned subsidiary of chinadotcom corporation. The Merger Agreement contemplated that the Parties would explore whether the Merger could be effected as a tax-free organization. Between September 4, 2003 and October 2, 2003, the Parties and their counsel examined this issue, but concluded that given the complexities associated with attempting to effect the Merger as a tax-free reorganization, as well as certain potential adverse consequences associated with effecting the Merger on that basis, it was in the best interests of Ross and its stockholders to effect the Merger as a taxable transaction.

     On October 3, 2003, the Parties executed an amendment to the Merger Agreement removing the obligations of the Parties to use their reasonable best efforts to cause the Merger to qualify as a tax-free reorganization and removing chinadotcom's obligation to cause its outside counsel to deliver an opinion to Ross and its stockholders relating to a tax-free reorganization. The amendment to the Merger Agreement is attached as Exhibit 99.1.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c)  Exhibits

     Exhibit No.    Description
     -----------    -----------

     99.1 Amendment dated October 3, 2003 to the Agreement and Plan of Merger dated September 4, 2003, by and among chinadotcom corporation, CDC Software Holdings, Inc. and Ross Systems, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                           ROSS SYSTEMS, INC.
                                              (Registrant)



                                      By:  /s/ Verome M. Johnston
                                          ------------------------
                                          Verome M. Johnston
                                      Vice President and Chief Financial Officer


Dated:   October 10, 2003

                                  EXHIBIT INDEX

     Number         Description
     ------         -----------

     99.1 Amendment dated October 3, 2003 to the Agreement and Plan of Merger dated September 4, 2003, by and among chinadotcom corporation, CDC Software Holdings, Inc. and Ross Systems, Inc.

                    AMENDMENT TO AGREEMENT AND PLAN OF MERGER

     THIS AMENDMENT, dated as of October 3, 2003 (this "Amendment"), to the
                                                        ---------
Agreement and Plan of Merger, dated as of September 4, 2003 (the "Merger
                                                                  ------
Agreement"), by and among CHINADOTCOM CORPORATION, a company organized under the
---------
laws of the Cayman Islands ("Parent"), CDC SOFTWARE HOLDINGS, INC., a Delaware
                             ------
corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and ROSS
                                                      ----------
SYSTEMS, INC., a Delaware corporation (the "Company"). Capitalized terms used
                                            -------
but not defined herein have the meanings assigned to such terms in the Merger Agreement.

     Pursuant to the terms of the Merger Agreement and in accordance with
Section 9.04 thereof, the parties hereto agree to amend the Merger Agreement as follows:

     Section 1 Amendment to Section 1.02. Section 1.02 of the Merger Agreement
               -------------------------
is amended by deleting the term "Tax Opinion" and the corresponding section reference.

     Section 2 Amendment to Article II.
               -----------------------

     (a) Section 2.01 of the Merger Agreement is amended by deleting the phrase "and Section 7.16(b)".

     (b) Section 2.03 of the Merger Agreement is amended by deleting the first sentence of Section 2.03 in its entirety and replacing such sentence with the following:

     "At the Effective Time, the separate corporate existence of Merger Sub shall cease, the Company shall continue as the surviving corporation in the Merger (the "Surviving Corporation"), and the effect of the Merger shall be as provided in the applicable provisions of Delaware Law."

     Section 3 Amendment to Section 7.16. Section 7.16 of the Merger Agreement
                            ------------
is amended by deleting the section in its entirety and replacing such section with the phrase "Intentionally Omitted."

     Section 4 Full Force and Effect. Except as expressly amended hereby, the
               ---------------------
Merger Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

     Section 5 Governing Law. This Amendment shall be governed by, and construed
               -------------
in accordance with, the Laws of the State of Delaware applicable to Contracts executed in and to be performed in that State.

     Section 6 Counterparts. This Amendment may be executed and delivered
               ------------
(including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                          CHINADOTCOM CORPORATION



                                          By:   /s/ Daniel Widdicombe
                                                --------------------------------
                                                Name:  Daniel Widdicombe
                                                Title: Chief Financial Officer



                                          CDC SOFTWARE HOLDINGS, INC.



                                          By:   /s/ Daniel Widdicombe
                                                --------------------------------
                                                Name:  Daniel Widdicombe
                                                Title: Chief Financial Officer


                                          ROSS SYSTEMS, INC.



                                          By:   /s/ Robert Webster
                                                --------------------------------
                                                Name:   Robert Webster
                                                Title: Executive Vice President